EXHIBIT 99.906-Cert

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
        (subsections (a) and (b) of section 1350, chapter 63 of title 18,
                               United States Code)

In connection with the attached Report of DK Investors Inc. (the "Company") on Form N-CSR to be filed with the Securities and Exchange Commission (the "Report"), each of the undersigned officers of the Company does hereby certify that, to the best of such officer's knowledge:

1. The Report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.

Date: March 2, 2004

                                                   /s/ Harry Nadler
                                       -----------------------------------------
                                       Harry Nadler, Principal Executive Officer
                                       Harry Nadler, Principal Financial Officer